Investments	12 Months Ended
Dec. 31, 2022
Investments, Debt and Equity Securities [Abstract]
Investments	Investments
Investments are comprised primarily of fixed-income securities and loans, primarily publicly-traded corporate and government bonds, asset-backed securities and mortgage loans. Asset-backed securities include mortgage-backed and other structured securities. The Company generates the majority of its general account deposits from interest-sensitive individual annuity contracts, life insurance products and institutional products on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities and loans aims to ensure matching of the asset yield with the amounts credited to the interest-sensitive liabilities and to earn a stable return on its investments.

Debt Securities

Debt securities consist primarily of bonds, notes, and asset-backed securities. Acquisition discounts and premiums on debt securities are amortized into investment income through call or maturity dates using the effective interest method. Discounts and premiums on asset-backed securities are amortized over the estimated redemption period. Certain asset-backed securities for which the Company might not recover substantially all of its recorded investment are accounted for on a prospective basis according to changes in the estimated future cash flows.

Debt securities are generally classified as available-for-sale and are carried at fair value. For debt securities in an unrealized loss position, for which the Company deems an impairment necessary, the amortized cost may be written down to fair value through net gains (losses) on derivatives and investments, or an allowance for credit loss (“ACL”) may be recorded along with a charge to net gains (losses) on derivatives and investments.

Certain debt securities included from consolidation of certain VIEs are carried at fair value under the fair value option with changes in fair value included in net investment income. Other debt securities included from consolidation of certain VIEs are classified as trading securities and are carried at fair value with the changes in fair value included in net investment income.
The following table sets forth the composition of the fair value of debt securities at December 31, 2022 and 2021, classified by rating categories as assigned by nationally recognized statistical rating organizations (“NRSRO”), the National Association of Insurance Commissioners (“NAIC”), or if not rated by such organizations, the Company’s consolidated investment advisor, PPM. The Company uses the second lowest rating by an NRSRO when NRSRO ratings are not equivalent and, for purposes of the table, if not otherwise rated by an NRSRO, the NAIC rating of a security is converted to an equivalent NRSRO-style rating. At December 31, 2022 and 2021, the carrying value of investments rated by the Company’s consolidated investment advisor totaled $32 million and $13 million, respectively.

	Percent of Total Debt Securities Carrying Value
	December 31,
Investment Rating	2022	2021
AAA	17.9%	14.5%
AA	8.2%	9.6%
A	29.9%	28.5%
BBB	36.4%	40.9%
Investment grade	92.4%	93.5%
BB	3.9%	3.6%
B and below	3.7%	2.9%
Below investment grade	7.6%	6.5%
Total debt securities	100.0%	100.0%

At December 31, 2022, based on ratings by NRSROs, of the total carrying value of debt securities in an unrealized loss position, 78% were investment grade, 2% were below investment grade and 20% were not rated. Unrealized losses on debt securities that were below investment grade or not rated were approximately 21% of the aggregate gross unrealized losses on available-for-sale debt securities.

At December 31, 2021, based on ratings by NRSROs, of the total carrying value of debt securities in an unrealized loss position, 76% were investment grade, 2% were below investment grade and 22% were not rated. Unrealized losses on debt securities that were below investment grade or not rated were approximately 16% of the aggregate gross unrealized losses on available for sale debt securities.

Corporate securities in an unrealized loss position were diversified across industries. As of December 31, 2022, the industries accounting for the largest percentage of unrealized losses included utility (16% of corporate gross unrealized losses) and healthcare (10%). The largest unrealized loss related to a single corporate obligor was $57 million at December 31, 2022.

As of December 31, 2021, the industries accounting for the largest percentage of unrealized losses included financial services (16% of corporate gross unrealized losses) and consumer goods (15%). The largest unrealized loss related to a single corporate obligor was $16 million at December 31, 2021.
At December 31, 2022 and 2021, the amortized cost, ACL, gross unrealized gains and losses, and fair value of debt securities, including trading securities and securities carried at fair value under the fair value option, were as follows (in millions):

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2022	Cost (1)	Credit Loss	Gains	Losses	Value
U.S. government securities	$6,192	$—	$1	$1,008	$5,185
Other government securities	1,719	2	1	251	1,467
Public utilities	5,893	—	27	695	5,225
Corporate securities	28,803	15	59	3,701	25,146
Residential mortgage-backed	510	6	19	59	464
Commercial mortgage-backed	1,821	—	—	183	1,638
Other asset-backed securities	6,133	—	8	504	5,637
Total debt securities	$51,071	$23	$115	$6,401	$44,762

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2021	Cost (1)	Credit Loss	Gains	Losses	Value
U.S. government securities	$4,525	$—	$97	$301	$4,321
Other government securities	1,489	—	147	17	1,619
Public utilities	6,069	—	671	25	6,715
Corporate securities	29,701	—	1,682	237	31,146
Residential mortgage-backed	528	2	46	3	569
Commercial mortgage-backed	1,968	—	76	6	2,038
Other asset-backed securities	6,926	7	71	23	6,967
Total debt securities	$51,206	$9	$2,790	$612	$53,375
(1) Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option and trading securities.

The amortized cost, ACL, gross unrealized gains and losses, and fair value of debt securities at December 31, 2022, by contractual maturity, are shown below (in millions). Actual maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
	Cost (1)	Credit Loss	Gains	Losses	Value
Due in 1 year or less	$2,472	$—	$—	$7	$2,465
Due after 1 year through 5 years	9,761	3	15	435	9,338
Due after 5 years through 10 years	13,477	11	26	1,541	11,951
Due after 10 years through 20 years	9,165	3	46	1,658	7,550
Due after 20 years	7,732	—	1	2,014	5,719
Residential mortgage-backed	510	6	19	59	464
Commercial mortgage-backed	1,821	—	—	183	1,638
Other asset-backed securities	6,133	—	8	504	5,637
Total	$51,071	$23	$115	$6,401	$44,762
(1) Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option and trading securities.

As required by law in various states in which business is conducted, securities with a carrying value of $90 million and $117 million at December 31, 2022 and 2021, respectively, were on deposit with regulatory authorities.
Residential mortgage-backed securities (“RMBS”) include certain RMBS that are collateralized by residential mortgage loans and are neither expressly nor implicitly guaranteed by U.S. government agencies (“non-agency RMBS”). The Company’s non-agency RMBS include investments in securities backed by prime, Alt-A, and subprime loans as follows (in millions):

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2022	Cost (1)	Credit Loss	Gains	Losses	Value
Prime	$206	$4	$2	$30	$174
Alt-A	84	2	7	10	79
Subprime	27	—	10	1	36
Total non-agency RMBS	$317	$6	$19	$41	$289

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2021	Cost (1)	Credit Loss	Gains	Losses	Value
Prime	$228	$1	$10	$2	$235
Alt-A	94	1	21	—	114
Subprime	39	—	13	—	52
Total non-agency RMBS	$361	$2	$44	$2	$401

(1) Amortized cost, apart from carrying value for securities carried at fair value under the fair value option and trading securities.

The Company defines its exposure to non-agency residential mortgage loans as follows:

•Prime loan-backed securities are collateralized by mortgage loans made to the highest rated borrowers.
•Alt-A loan-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates.
•Subprime loan-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 660 or lower.
The following tables summarize the amount of gross unrealized losses, fair value and the number of securities aggregated by investment category and length of time that individual debt securities have been in a continuous loss position (dollars in millions):

	December 31, 2022			December 31, 2021
	Less than 12 months			Less than 12 months
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$339	$2,815	40	$2	$107	16
Other government securities	174	1,258	143	17	252	23
Public utilities	508	4,279	490	17	721	93
Corporate securities	2,087	17,068	2,323	180	6,343	728
Residential mortgage-backed	43	279	196	3	174	109
Commercial mortgage-backed	138	1,421	177	5	314	37
Other asset-backed securities	282	3,485	417	22	3,224	338
Total temporarily impaired securities	$3,571	$30,605	3,786	$246	$11,135	1,344

	12 months or longer			12 months or longer
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$669	$1,386	6	$299	$3,190	7
Other government securities	77	177	23	—	4	2
Public utilities	187	520	87	7	99	8
Corporate securities	1,614	4,601	644	58	661	69
Residential mortgage-backed	16	81	94	—	11	12
Commercial mortgage-backed	45	192	31	1	30	3
Other asset-backed securities	222	1,551	171	1	11	3
Total temporarily impaired securities	$2,830	$8,508	1,056	$366	$4,006	104

	Total			Total
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities (1)	Losses		securities (1)
U.S. government securities	$1,008	$4,201	42	$301	$3,297	21
Other government securities	251	1,435	162	17	256	25
Public utilities	695	4,799	562	24	820	98
Corporate securities	3,701	21,669	2,806	238	7,004	776
Residential mortgage-backed	59	360	290	3	185	121
Commercial mortgage-backed	183	1,613	206	6	344	39
Other asset-backed securities	504	5,036	577	23	3,235	341
Total temporarily impaired securities	$6,401	$39,113	4,645	$612	$15,141	1,421
(1) Certain securities contain multiple lots and fit the criteria of both aging groups.
Debt securities in an unrealized loss position as of December 31, 2022 did not require an impairment recognized in earnings as (i) the Company did not intend to sell these debt securities, (ii) it is not more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis, and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation, the Company believes it has the ability to generate adequate amounts of cash from normal operations to meet cash requirements with a reasonable margin of safety without requiring the sale of impaired securities.

As of December 31, 2022, unrealized losses associated with debt securities are primarily due to widening credit spreads or rising risk-free rates since purchase. The Company performed a detailed analysis of the financial performance of the underlying issues in an unrealized loss position and determined that recovery of the entire amortized cost of each impaired security is expected. In addition, mortgage-backed and asset-backed securities were assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities, and prepayment rates. The Company estimated losses for a security by forecasting performance in the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. The forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, and other independent market data. Based upon this assessment of the expected credit losses of the security given the performance of the underlying collateral compared to subordination or other credit enhancement, the Company expects to recover the entire amortized cost of each impaired security.

Evaluation of Available-for-Sale Debt Securities for Credit Loss

For debt securities in an unrealized loss position, management first assesses whether the Company has the intent to sell, or whether it is more likely than not it will be required to sell the security before the amortized cost basis is fully recovered. If either criterion is met, the amortized cost is written down to fair value through net gains (losses) on derivatives and investments as an impairment.

Debt securities in an unrealized loss position for which the Company does not have the intent to sell or is not more likely than not to sell the security before recovery to amortized cost are further evaluated to determine if the cause of the decline in fair value resulted from credit losses or other factors, which includes estimates about the operations of the issuer and future earnings potential.

The credit loss evaluation may consider the following: the extent to which the fair value is below amortized cost; changes in ratings of the security; whether a significant covenant related to the security has been breached; whether an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness; judgments about an obligor’s current and projected financial position; an issuer’s current and projected ability to service and repay its debt obligations; the existence of, and realizable value of, any collateral backing the obligations; and the macro-economic and micro-economic outlooks for specific industries and issuers.

In addition to the above, the credit loss review of investments in asset-backed securities includes the review of future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments. These estimated cash flows are developed using available performance indicators from the underlying assets including current and projected default or delinquency rates, levels of credit enhancement, current subordination levels, vintage, expected loss severity and other relevant characteristics. These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against third-party sources.

For mortgage-backed securities, credit losses are assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral characteristics and transaction structure. The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements existing in that structure. The cash flow model incorporates actual cash flows on the mortgage-backed securities through the current period and then projects the remaining cash flows using a number of assumptions, including prepayment timing, default rates and loss severity. Specifically, for prime and Alt-A RMBS, the assumed default percentage is dependent on the severity of delinquency status, with foreclosures and real estate owned receiving higher rates, but also includes the currently performing loans.
These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against other third-party sources. In addition, these estimates are extrapolated along a default timing curve to estimate the total lifetime pool default rate. When a credit loss is determined to exist and the present value of cash flows expected to be collected is less than the amortized cost of the security, an allowance for credit loss is recorded along with a charge to net gains (losses) on derivatives and investments, limited by the amount that the fair value is less than amortized cost. Any remaining unrealized loss after recording the allowance for credit loss is the non-credit amount and is recorded to other comprehensive income.

The allowance for credit loss for specific debt securities may be increased or reversed in subsequent periods due to changes in the assessment of the present value of cash flows that are expected to be collected. Any changes to the allowance for credit loss is recorded as a provision for (or reversal of) credit loss expense in net gains (losses) on derivatives and investments.

When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Accrued interest receivables are presented separate from the amortized cost basis of debt securities. Accrued interest receivables that are determined to be uncollectible are written off with a corresponding reduction to net investment income. Accrued interest of nil was written off during the years ended December 31, 2022 and 2021.

The roll-forward of the allowance for credit loss for available-for-sale securities by sector is as follows (in millions):

December 31, 2022	US government securities	Other government securities	Public utilities	Corporate securities	Residential mortgage-backed	Commercial mortgage-backed	Other asset-backed securities	Total
Balance at January 1, 2022	$—	$—	$—	$—	$2	$—	$7	$9
Additions for which credit loss was not previously recorded	—	6	1	43	4	—	—	54
Changes for securities with previously recorded credit loss	—	—	(1)	(10)	—	—	(7)	(18)
Additions for purchases of PCD debt securities (1)	—	—	—	—	—	—	—	—
Reductions from charge-offs	—	—	—	—	—	—	—	—
Reductions for securities disposed	—	(4)	—	(1)	—	—	—	(5)
Securities intended/required to be sold before recovery of amortized cost basis	—	—	—	(17)	—	—	—	(17)
Balance at December 31, 2022 (2)	$—	$2	$—	$15	$6	$—	$—	$23

December 31, 2021	US government securities	Other government securities	Public utilities	Corporate securities	Residential mortgage-backed	Commercial mortgage-backed	Other asset-backed securities	Total
Balance at January 1, 2021	$—	$—	$—	$—	$—	$—	$14	$14
Additions for which credit loss was not previously recorded	—	—	—	—	2	—	—	2
Changes for securities with previously recorded credit loss	—	—	—	—	—	—	9	9
Additions for purchases of PCD debt securities (1)	—	—	—	—	—	—	—	—
Reductions from charge-offs	—	—	—	—	—	—	—	—
Reductions for securities disposed	—	—	—	—	—	—	(16)	(16)
Securities intended/required to be sold before recovery of amortized cost basis	—	—	—	—	—	—	—	—
Balance at December 31, 2021 (2)	$—	$—	$—	$—	$2	$—	$7	$9

(1) Represents purchased credit-deteriorated ("PCD") fixed maturity available-for-sale securities.
(2) Accrued interest receivable on debt securities totaled $407 million and $381 million as of December 31, 2022 and 2021, respectively, and was excluded from the determination of credit losses for the years ended December 31, 2022 and 2021.

Net Investment Income

The sources of net investment income were as follows (in millions):

	Years Ended December 31,
	2022	2021	2020
Debt securities (1)	$1,076	$1,154	$1,617
Equity securities	(16)	8	(14)
Mortgage loans	285	319	365
Policy loans	69	73	79
Limited partnerships	144	795	105
Other investment income	49	13	12
Total investment income excluding funds withheld assets	1,607	2,362	2,164
Investment expenses	(100)	(126)	(138)
Net investment income excluding funds withheld assets	1,507	2,236	2,026

Net investment income on funds withheld assets (see Note 8)	1,254	1,188	792
Net investment income	$2,761	$3,424	$2,818
(1) Includes changes in fair value gains (losses) on trading securities and includes $(149) million, $26 million and $(25) million for the years ended December 31, 2022, 2021 and 2020, respectively, related to the change in fair value for securities carried under the fair value option.

Investment income is not accrued on securities in default and otherwise where the collection is uncertain. In these cases, receipts of interest on such securities are used to reduce the cost basis of the securities.

Unrealized gains (losses) included in investment income that were recognized on equity securities held were $(52) million, $26 million and $(51) million, for the years ended December 31, 2022, 2021 and 2020, respectively.
Net Gains (Losses) on Derivatives and Investments

Realized gains and losses on sales of investments are recognized in income at the date of sale and are determined using the specific cost identification method.

The following table summarizes net gains (losses) on derivatives and investments (in millions, recast for the adoption of LDTI for 2022 and 2021):

	Years Ended December 31,
	2022	2021	2020
Available-for-sale securities
Realized gains on sale	$41	$169	$778
Realized losses on sale	(429)	(88)	(196)
Credit loss income (expense)	(5)	(10)	(14)
Gross impairments	—	—	(27)
Credit loss income (expense) on mortgage loans	(16)	62	(61)
Other (1)	50	49	(103)
Net gains (losses) excluding derivatives and funds withheld assets	(359)	182	377
Net gains (losses) on derivative instruments (see Note 5)	(2,664)	(5,526)	(7,268)
Net gains (losses) on derivatives and investments	(3,023)	(5,344)	(6,891)

Net gains (losses) on funds withheld reinsurance treaties (see Note 8)	2,186	(21)	440
Total net gains (losses) on derivatives and investments	$(837)	$(5,365)	$(6,451)

(1) Includes the foreign currency gain or loss related to foreign denominated trust instruments supporting funding agreements.
Net gains (losses) on funds withheld reinsurance treaties represents income (loss) from the sale of investments held in segregated funds withheld accounts in support of reinsurance agreements for which Jackson retains legal ownership of the underlying investments. These gains (losses) are increased or decreased by changes in the embedded derivative liability related to the Athene Reinsurance Agreement. The gains (losses) also include (i) changes in the related funds withheld payable, as all economic performance of the investments held in the segregated funds withheld accounts inure to the benefit of the reinsurers under the respective reinsurance agreements with each reinsurer, and (ii) amortization of the difference between book value and fair value of the investments as of the effective date of the reinsurance agreements with each reinsurer.

The aggregate fair value of securities sold at a loss for the years ended December 31, 2022, 2021 and 2020 was $5,376 million, $2,604 million and $7,612 million, which was approximately 93%, 95% and 97% of book value, respectively.

Proceeds from sales of available-for-sale debt securities were $7,980 million, $9,600 million and $25,533 million during the years ended December 31, 2022, 2021 and 2020, respectively.

There are inherent uncertainties in assessing the fair values assigned to the Company’s investments. The Company’s reviews of net present value and fair value involve several criteria including economic conditions, credit loss experience, other issuer-specific developments and estimated future cash flows. These assessments are based on the best available information at the time. Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility. If actual experience differs negatively from the assumptions and other considerations used in the Consolidated Financial Statements, unrealized losses currently reported in accumulated other comprehensive income (loss) may be recognized in the Consolidated Income Statements in future periods.

The Company currently has no intent to sell securities with unrealized losses considered to be temporary until they mature or recover in value and believes that it has the ability to do so. However, if the specific facts and circumstances surrounding an individual security, or the outlook for its industry sector change, the Company may sell the security prior to its maturity or recovery and realize a loss.
Consolidated Variable Interest Entities ("VIEs")

The Company’s involvement with VIEs is primarily to invest in assets that gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance the activities of the entity without additional subordinated financial support or where equity investors lack certain characteristics of a controlling financial interest. The Company performs ongoing qualitative assessments of variable interests in VIEs to determine whether it has a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If the Company determines it is the primary beneficiary of a VIE, it consolidates the assets and liabilities of the VIE in its Consolidated Financial Statements.

The Company funds affiliated limited liability companies to facilitate the issuance of collateralized loan obligations. The Company concluded that these limited liability companies are VIEs and that the Company is the primary beneficiary as it has the power to direct the most significant activities affecting the performance of the entity as well as the obligation to absorb losses or the right to receive benefits that could potentially be significant to the entity. In April 2022, the Company reinvested in collateralized loan obligation issuances resulting in an increase of consolidated assets and liabilities. The Company’s exposure to loss is limited to the capital invested and unfunded capital commitments. In December 2022, a consolidated VIE issued $276 million par, net of the Company’s holding, of collateralized loan obligation. The Company’s policy is to record the consolidation of VIEs on a one-month lag due to the timing of when information is available from the VIE. Therefore, the VIE's issuance of this CLO is not reflected in the Company’s Consolidated Balance Sheet as of December 31, 2022, but would not materially impact the financial position of the Company as a result of the offsetting changes to assets and liabilities.

Private Equity Funds III – VIII are limited partnership structures that invest the ownership capital in portfolios of various other limited partnership structures. The Company concluded that the Private Equity Funds are VIEs and that the Company is the primary beneficiary as it has the power to direct the most significant activities affecting the performance of the funds as well as the obligation to absorb losses or the right to receive benefits that could potentially be significant to the funds. In the fourth quarter of 2021, the Company entered into a commitment to invest up to $300 million in the newly formed Private Equity Fund VIII. The Company’s exposure to loss is limited to the capital invested and unfunded capital commitments.

PPM has created and managed institutional share class mutual funds, where Jackson seeds new funds, or new share classes within a fund, when deemed necessary to develop the requisite track record prior to allowing investment by external parties. Jackson may sell its interest in the fund once opened to investment by external parties. The Company concluded that these funds are VIEs and that the Company is the primary beneficiary as it has both the power to direct the most significant activities of the VIE as well as the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. The Company’s exposure to loss related to these mutual funds is limited to the capital invested.
Asset and liability information for the consolidated VIEs included on the Consolidated Balance Sheets are as follows (in millions):

	December 31, 2022	December 31, 2021
Assets
Debt securities, at fair value under fair value option	$2,014	$1,546
Debt securities, trading	100	117
Equity securities	127	129
Other invested assets	1,507	1,309
Cash and cash equivalents	75	120
Other assets	19	45
Total assets	$3,842	$3,266

Liabilities
Notes issued by consolidated VIEs, at fair value under fair value option	$1,732	$1,404
Other liabilities	343	307
Total other liabilities	2,075	1,711
Securities lending payable	4	4
Total liabilities	$2,079	$1,715

Equity
Noncontrolling interests	$732	$680
Unconsolidated VIEs

The Company invests in certain LPs and LLCs that it has concluded are VIEs. Based on the analysis of these entities, the Company is not the primary beneficiary of the VIEs as it does not have the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. In addition, the Company does not have the obligation to absorb losses or the right to receive benefits that could potentially be significant to the entities. Therefore, the Company does not consolidate these VIEs and the carrying amounts of the Company’s investments in these LPs and LLCs are recognized in other invested assets on the Consolidated Balance Sheets. Unfunded capital commitments for these investments are detailed in Note 16 of the Notes to Consolidated Financial Statements. The Company’s exposure to loss is limited to the capital invested and unfunded capital commitments related to the LPs/LLCs, which was $3,285 million and $3,860 million as of December 31, 2022 and 2021, respectively. The capital invested in an LP or LLC equals the original capital contributed, increased for additional capital contributed after the initial investment, and reduced for any returns of capital from the LP or LLC. LPs and LLCs are carried at fair value.

The Company invests in certain mutual funds that it has concluded are VIEs. Based on the analysis of these entities, the Company is not the primary beneficiary of the VIEs. Mutual funds for which the Company does not have the obligation to absorb losses or the right to receive benefits that could potentially be significant to the entities are recognized in equity securities on the Consolidated Balance Sheets and were $28 million and $33 million as of December 31, 2022 and 2021, respectively. The Company’s maximum exposure to loss on these mutual funds is limited to the amortized cost for these investments.

The Company makes investments in structured debt securities issued by VIEs for which it is not the manager. These structured debt securities include RMBS, Commercial Mortgage-Backed Securities ("CMBS"), and asset-backed securities ("ABS"). The Company does not consolidate the securitization trusts utilized in these transactions because it does not have the power to direct the activities that most significantly impact the economic performance of these securitization trusts. The Company does not consider its continuing involvement with these VIEs to be significant because it either invests in securities issued by the VIE and was not involved in the design of the VIE or no transfers have occurred between the Company and the VIE. The Company’s maximum exposure to loss on these structured debt securities is limited to the amortized cost of these investments. The Company does not have any further contractual obligations to the VIE. The Company recognizes the variable interest in these VIEs at fair value on the Consolidated Balance Sheets.
Commercial and Residential Mortgage Loans

Commercial and residential mortgage loans are generally carried at the aggregate unpaid principal balance, adjusted for any applicable unamortized discount or premium, or ACL. Acquisition discounts and premiums on mortgage loans are amortized into investment income through maturity dates using the effective interest method. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Interest income and amortization of premiums and discounts are reported in net investment income along with prepayment fees and mortgage loan fees, which are recorded as incurred.

Commercial mortgage loans of $10.2 billion and $10.5 billion at December 31, 2022 and 2021, respectively, are reported net of an allowance for credit losses of $91 million and $85 million at each date, respectively. At December 31, 2022, commercial mortgage loans were collateralized by properties located in 38 states, the District of Columbia, and Europe. Accrued interest receivable on commercial mortgage loans was $39 million and $32 million at December 31, 2022 and 2021, respectively.

Residential mortgage loans of $1,308 million and $939 million at December 31, 2022 and 2021, respectively, are reported net of an allowance for credit losses of $4 million and $9 million at each date, respectively. Loans were collateralized by properties located in 50 states, the District of Columbia, Mexico, and Europe. Accrued interest receivable on residential mortgage loans was $9 million and $13 million at December 31, 2022 and 2021, respectively.

Mortgage Loan Concessions

In response to the adverse economic impact of the COVID-19 pandemic, the Company granted concessions to certain of its commercial mortgage loan borrowers, including payment deferrals and other loan modifications. The Company has elected the option under the Coronavirus Aid, Relief, and Economic Security Act, the Consolidated Appropriations Act of 2021, and the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus (Revised) not to account for or report qualifying concessions as troubled debt restructurings and does not classify such loans as past due during the payment deferral period. Additionally, in accordance with the FASB’s published response to a COVID-19 Pandemic technical inquiry, the Company continues to accrue interest income on such loans that have deferred payment. For some commercial mortgage loan borrowers (principally in the hotel and retail sectors), the Company granted concessions that were primarily interest and/or principal payment deferrals generally ranging from 6 to 14 months and, to a much lesser extent, maturity date extensions. Repayment periods are generally within one year but may extend until maturity date. Deferred commercial mortgage loan interest and principal payments were $10 million at December 31, 2022. The concessions granted had no impact on the Company’s results of operations or financial position as the Company has not granted concessions that would have been disclosed and accounted for as troubled debt restructurings.

Evaluation for Credit Losses on Mortgage Loans

The Company reviews mortgage loans that are not carried at fair value under the fair value option on a quarterly basis to estimate the ACL with changes in the ACL recorded in net gains (losses) on derivatives and investments. Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level for mortgage loans. The model forecasts net operating income and property values for the economic scenario selected. The debt service coverage ratios (“DSCR”) and loan to values (“LTV”) are calculated over the forecastable period by comparing the projected net operating income and property valuations to the loan payment and principal amounts of each loan. The model utilizes historical mortgage loan performance based on DSCRs and LTV to derive probability of default and expected losses based on the economic scenario that is similar to the Company’s expectations of economic factors such as unemployment, gross domestic product growth, and interest rates. The Company determined the forecastable period to be reasonable and supportable for a period of two years beyond the end of the reporting period. Over the following one-year period, the model reverts to the historical performance of the portfolio for the remainder of the contractual term of the loans. In cases where the Company does not have an appropriate length of historical performance, the relevant historical rate from an index or the lifetime expected credit loss calculated from the model may be used.
Unfunded commitments are included in the model and an ACL is determined accordingly. Credit loss estimates are pooled by property type and the Company does not include accrued interest in the determination of ACL.

For individual loans or for types of loans for which the third-party model is deemed not suitable, the Company utilizes relevant current market data, industry data, and publicly available historical loss rates to calculate an estimate of the lifetime expected credit loss.

Mortgage loans on real estate deemed uncollectible are charged against the ACL, and subsequent recoveries, if any, are credited to the ACL, limited to the aggregate of amounts previously charged-off and expected to be charged-off. Mortgage loans on real estate are presented net of the allowance for credit losses on the Consolidated Balance Sheets.

The following table provides a summary of the allowance for credit losses in the Company’s mortgage loan portfolios (in millions):

December 31, 2022	Apartment	Hotel	Office	Retail	Warehouse	Residential Mortgage	Total
Balance at January 1, 2022	$19	$9	$28	$17	$12	$9	$94
Charge offs, net of recoveries	—	—	—	—	—	—	—
Additions from purchase of PCD mortgage loans	—	—	—	—	—	—	—
Provision (release)	(1)	11	(13)	5	4	(5)	1
Balance at December 31, 2022 (1)	$18	$20	$15	$22	$16	$4	$95

December 31, 2021	Apartment	Hotel	Office	Retail	Warehouse	Residential Mortgage	Total
Balance at January 1, 2021	$58	$34	$25	$24	$24	$14	$179
Charge offs, net of recoveries	—	—	—	—	—	—	—
Additions from purchase of PCD mortgage loans	—	—	—	—	—	—	—
Provision (release)	(39)	(25)	3	(7)	(12)	(5)	(85)
Balance at December 31, 2021 (1)	$19	$9	$28	$17	$12	$9	$94

(1) Accrued interest receivable totaled $48 million and $44 million as of December 31, 2022 and 2021, respectively, and was excluded from the determination of credit losses.
Accrued interest receivables are presented separate from the amortized cost of mortgage loans. An ACL is not estimated on an accrued interest receivable, rather receivable balances that are deemed uncollectible are written off with a corresponding reduction to net investment income.

The Company’s mortgage loans that are current and in good standing are accruing interest. Interest is not accrued on loans greater than 90 days delinquent and in process of foreclosure, when deemed uncollectible. Delinquency status is determined from the date of the first missed contractual payment.

At December 31, 2022, there was $15 million of recorded investment, $16 million of unpaid principal balance, no related loan allowance, $18 million of average recorded investment, and no investment income recognized on impaired residential mortgage loans. At December 31, 2021, there was $6 million of recorded investment, $7 million of unpaid principal balance, no related loan allowance, $2 million of average recorded investment, and no investment income recognized on impaired residential mortgage loans.
The following tables provide information about the credit quality and vintage year of mortgage loans (in millions):

	December 31, 2022
	2022	2021	2020	2019	2018	Prior	Revolving Loans	Total	% of Total
Commercial mortgage loans
Loan to value ratios:
Less than 70%	$771	$1,266	$1,171	$1,473	$1,480	$3,421	$4	$9,586	94%
70% - 80%	125	190	32	13	5	59	—	424	4%
80% - 100%	—	152	—	—	5	40	—	197	2%
Greater than 100%	—	—	—	25	—	9	—	34	—%
Total commercial mortgage loans	896	1,608	1,203	1,511	1,490	3,529	4	10,241	100%

Debt service coverage ratios:
Greater than 1.20x	694	1,092	955	1,387	1,324	3,211	4	8,667	85%
1.00x - 1.20x	202	372	106	83	34	172	—	969	9%
Less than 1.00x	—	144	142	41	132	146	—	605	6%
Total commercial mortgage loans	896	1,608	1,203	1,511	1,490	3,529	4	10,241	100%

Residential mortgage loans
Performing	413	308	49	37	14	409	—	1,230	94%
Nonperforming	6	11	8	6	7	40	—	78	6%
Total residential mortgage loans	419	319	57	43	21	449	—	1,308	100%

Total mortgage loans	$1,315	$1,927	$1,260	$1,554	$1,511	$3,978	$4	$11,549	100%

	December 31, 2021
	2021	2020	2019	2018	2017	Prior	Revolving Loans	Total	% of Total
Commercial mortgage loans
Loan to value ratios:
Less than 70%	$1,270	$1,346	$1,592	$1,599	$1,305	$2,703	$4	$9,819	93%
70% - 80%	345	35	—	52	85	153	—	670	6%
80% - 100%	—	—	39	5	—	—	—	44	—%
Greater than 100%	—	—	—	—	—	10	—	10	—%
Total commercial mortgage loans	1,615	1,381	1,631	1,656	1,390	2,866	4	10,543	100%

Debt service coverage ratios:
Greater than 1.20x	796	974	1,532	1,293	1,257	2,609	4	8,465	80%
1.00x - 1.20x	651	329	81	90	11	68	—	1,230	12%
Less than 1.00x	168	78	18	273	122	189	—	848	8%
Total commercial mortgage loans	1,615	1,381	1,631	1,656	1,390	2,866	4	10,543	100%

Residential mortgage loans
Performing	268	22	18	16	7	396	—	727	77%
Nonperforming	4	44	22	19	23	100	—	212	23%
Total residential mortgage loans	272	66	40	35	30	496	—	939	100%

Total mortgage loans	$1,887	$1,447	$1,671	$1,691	$1,420	$3,362	$4	$11,482	100%

	December 31, 2022
	In Good Standing (1)	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$3,558	$—	$—	$—	$3,558
Hotel	1,015	—	—	—	1,015
Office	1,795	—	—	—	1,795
Retail	2,085	—	—	—	2,085
Warehouse	1,788	—	—	—	1,788
Total commercial	10,241	—	—	—	10,241
Residential (2)	1,230	—	63	15	1,308
Total	$11,471	$—	$63	$15	$11,549

	December 31, 2021
	In Good Standing (1)	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$3,755	$—	$—	$—	$3,755
Hotel	1,054	—	—	—	1,054
Office	1,889	—	—	—	1,889
Retail	2,104	—	—	—	2,104
Warehouse	1,741	—	—	—	1,741
Total commercial	10,543	—	—	—	10,543
Residential (2)	727	—	206	6	939
Total	$11,270	$—	$206	$6	$11,482
(1)     At December 31, 2022 and 2021, includes mezzanine loans of $410 million and $278 million in the Apartment category, $41 million and $75 million in the Hotel category, $236 million and $252 million in the Office category, $43 million and $27 million in the Retail category, and $140 million and $26 million in the Warehouse category, respectively.
(2)    At December 31, 2022 and 2021, includes $41 million and $202 million of loans purchased when the loans were greater than 90 days delinquent and $12 million and $5 million of loans in process of foreclosure are supported with insurance or other guarantees provided by various governmental programs, respectively.

As of December 31, 2022 and 2021, there were no commercial mortgage loans involved in troubled debt restructuring, and stressed mortgage loans for which the Company is dependent, or expects to be dependent, on the underlying property to satisfy repayment were $3 million and nil, respectively.

Equity Securities

Equity securities include common stocks, preferred stocks and mutual funds. All equity securities are carried at fair value with changes in value included in net investment income.

Policy Loans

Policy loans are loans the Company issues to contract holders that use the cash surrender value of their life insurance policy or annuity contract as collateral. At December 31, 2022 and 2021, $3.4 billion and $3.5 billion, respectively, of these loans were carried at fair value, which the Company believes is equal to unpaid principal balances, plus accrued investment income. At both December 31, 2022 and 2021, the Company had $1.0 billion of policy loans not held as collateral for reinsurance, which were carried at the unpaid principal balances.

Other Invested Assets

Other invested assets primarily include investments in Federal Home Loan Bank capital stock, limited partnerships (“LPs”), and real estate. Federal Home Loan Bank capital stock is carried at cost and adjusted for any impairment. At December 31, 2022 and 2021, FHLB capital stock had carrying value of $146 million and $125 million, respectively. Real estate is carried at the lower of depreciated cost or fair value. At December 31, 2022 and 2021, real estate totaling $237 million and $243 million, included foreclosed properties with a book value of nil and $1 million, respectively. Limited Partnerships are primarily carried at fair value or are carried at the proportion of the Company's investment in each fund (Net Asset Value ("NAV") equivalent) as a practical expedient for fair value, which are generally recorded on a three-month lag, with changes in value included in net investment income. At December 31, 2022 and 2021, investments in LPs had carrying values of $3,212 million and $2,831 million, respectively.

In June 2021, the Company entered into an arrangement to sell $420 million of limited partnership investments, of which $236 million and $168 million were sold in the second and third quarter of 2021, respectively, and the remainder was sold in January 2022. The LPs sold were carried at estimated sales price.

Securities Lending

The Company has entered into securities lending agreements with agent banks whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 2022 and 2021, the estimated fair value of loaned securities was $35 million and $17 million, respectively. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as collateral, calculated daily. To further minimize the credit risks related to these programs, the financial condition of counterparties is monitored on a regular basis. At December 31, 2022 and 2021, cash collateral received in the amount of $36 million and $17 million, respectively, was invested by the agent banks and included in cash and cash equivalents of the Company. A securities lending payable for the overnight and continuous loans is included in liabilities in the amount of cash collateral received. Securities lending transactions are used to generate income. Income and expenses associated with these transactions are reported as net investment income.

Repurchase Agreements
The Company routinely enters into repurchase agreements whereby the Company agrees to sell and repurchase securities. These agreements are accounted for as financing transactions, with the assets and associated liabilities included in the Consolidated Balance Sheets. As of December 31, 2022 and 2021, short-term borrowings under such agreements averaged $311 million and $1,548 million, with weighted average interest rates of 2.54% and 0.07%, respectively. At December 31, 2022 and 2021, the outstanding repurchase agreement balance was $1,012 million and $1,572 million, respectively, with remaining maturity within 30 days, and collateralized with U.S. Treasury notes and corporate securities, and was included within repurchase agreements and securities lending payable in the Consolidated Balance Sheets. In the event of a decline in the fair value of the pledged collateral under these agreements, the Company may be required to transfer cash or additional securities as pledged collateral. Interest expense totaled $8 million, $1 million and $1 million for the years ended December 31, 2022, 2021 and 2020, respectively. The highest level of short-term borrowings at any month end was $1,012 million and $2,349 million for the years ended December 31, 2022 and 2021, respectively.